Exhibit 99.1

Handy & Harman Ltd. Acquires

ElectroMagnetic Enterprise

WHITE PLAINS, N.Y. – October 3, 2016 -- Handy & Harman Ltd. (NASDAQ:HNH) (HNH) a diversified global industrial company and subsidiary of Steel Partners Holdings L.P. (NYSE:SPLP), today announced the acquisition of substantially all of the assets of the ElectroMagnetic Enterprise (EME) business from Hamilton Sundstrand Corporation for approximately $64.5 million in cash.

Based in Kenosha, Wisconsin, EME designs, manufactures and assembles complex, custom engineered electric motors and generators, including a wide range of customized electromagnetic products with high efficiencies and high power densities that provide unique, turnkey solutions for a blue-chip industrial customer base.

EME had revenues of $54.7 million in 2015, and will continue to operate from its existing facility in Kenosha. It will be integrated into HNH’s Montevideo Technology, Inc. (MTI) division, and will conduct business under MTI’s Torque Systems brand of industrial motion control products. The transaction was financed through HNH’s existing senior credit facility.

“The acquisition of EME expands MTI’s product portfolio into higher power products, diversifies our customer base, strengthens our brand, and allows us to bring increased value to customers,” said Bill Fejes, Co-President and CEO of Handy & Harman Group Ltd. “Moreover, the modern EME facility in Kenosha provides an impressive automated manufacturing capability and will allow us to continue to support our long-term growth opportunities.”

MTI is an industry leader in electric motor technology, designing and manufacturing high reliability and high power density custom and build-to-print components. MTI capitalizes on its motor design and manufacturing expertise to win programs by meeting customers’ rigorous performance specifications in the aerospace, industrial, medical and military markets globally. For more information about MTI, visit www.slmti.com.

About Handy & Harman Ltd.

Handy & Harman Ltd. (www.handyharman.com) is a diversified manufacturer of engineered niche industrial products, with leading market positions in many of the markets it serves. Through its wholly-owned operating subsidiaries, HNH focuses on high margin products and innovative technology and serves customers across a wide range of end markets. HNH's diverse product offerings are marketed throughout the United States and internationally.

HNH's companies are organized into six businesses: Joining Materials, Tubing, Building Materials, Performance Materials, Electrical Products, and Kasco.

The Company sells its products and services through direct sales forces, distributors, and manufacturers’ representatives. HNH serves a diverse customer base, including the construction, electrical, electronics, transportation, power control, utility, medical, oil and gas exploration, aerospace and defense, and food industries.

About Steel Partners Holdings L.P.

Steel Partners Holdings L.P. is a global diversified holding company that engages in multiple businesses through consolidated subsidiaries, associated companies and other interests. It owns and operates businesses and has significant interests in leading companies in various industries, including diversified industrial products, energy, defense, supply chain management and logistics, banking and youth sports.

Forward-Looking Statements

This press release contains certain “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, that reflect HNH’s current expectations and projections about its future results, performance, prospects, and opportunities. HNH has tried to identify these forward-looking statements by using words such as “may,” “should,” “expect,” “hope,” “anticipate,” “believe,” “intend,” “plan,” “estimate,” and similar expressions. These forward-looking statements are based on information currently available to HNH and are subject to a number of risks, uncertainties, and other factors that could cause its actual results, performance, prospects, or opportunities in 2016 and beyond to differ materially from those expressed in, or implied by, these forward-looking statements. These factors include, without limitation, HNH’s need for additional financing and the terms and conditions of any financing that is consummated, customers’ acceptance of its new and existing products, the risk that HNH will not be able to compete successfully, the possible volatility of HNH’s stock price, and the potential fluctuation in its operating results. Although HNH believes that the expectations reflected in these forward-looking statements are reasonable and achievable, such statements involve significant risks and uncertainties, and no assurance can be given that the actual results will be consistent with these forward-looking statements. Investors should read carefully the factors described in the “Risk Factors” section of HNH’s filings with the SEC, including HNH’s Form 10-K for the year ended December 31, 2015, for information regarding risk factors that could affect HNH’s results. Except as otherwise required by Federal securities laws, HNH undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events, changed circumstances, or any other reason.

For more information, contact:

Roger S. Pondel

PondelWilkinson Inc.

310-279-5965

rpondel@pondel.com